                                                                    Exhibit 10.5


                Master Trademark Ownership and License Agreement

                                  by and among



                        Schlumberger Technologies, Inc.,



                      Schlumberger Technology Corporation,



                                 Schlumberger BV



                                       and



                                  NPTest, Inc.



                                _______ __, 2002

                                TABLE OF CONTENTS
                                -----------------

                                                                        Page
                                                                        ----
ARTICLE I DEFINITIONS ...............................................      1
---------------------
 Section 1.1   Ancillary Agreements .................................      1
 -----------   --------------------
 Section 1.2   Authorized Dealers ...................................      2
 -----------   ------------------
 Section 1.3   Collateral Materials .................................      2
 -----------   --------------------
 Section 1.4   Corporate Identity Materials .........................      2
 -----------   ----------------------------
 Section 1.5   Licensed Marks .......................................      2
 -----------   --------------
 Section 1.6   Mark .................................................      2
 -----------   ----
 Section 1.7   Master Separation and Sale Agreement .................      2
 -----------   ------------------------------------
 Section 1.8   NPT Business .........................................      2
 -----------   ------------
 Section 1.9   NPT Business Marks ...................................      2
 -----------   ------------------
 Section 1.10  NPT Business Products ................................      2
 ------------  ---------------------
 Section 1.11  NPT Group ............................................      3
 ------------  ---------
 Section 1.12  Person ...............................................      3
 ------------  ------
 Section 1.13  Prior Transfers ......................................      3
 ------------  ---------------
 Section 1.14  Quality Standards ....................................      3
 ------------  -----------------
 Section 1.15  Sale Date ............................................      3
 ------------  ---------
 Section 1.16  Schlumberger Business ................................      3
 ------------  ---------------------
 Section 1.17  Schlumberger Group ...................................      3
 ------------  ------------------
 Section 1.18  Schlumberger Products ................................      3
 ------------  ---------------------
 Section 1.19  Sell .................................................      3
 ------------  ----
 Section 1.20  Separation Date ......................................      3
 ------------  ---------------
 Section 1.21  Subsidiary ...........................................      3
 ------------  ----------
 Section 1.22  Third Party ..........................................      3
 ------------  -----------
 Section 1.23  Trademark Usage Guidelines ...........................      3
 ------------  --------------------------
 Section 1.24  VAD ..................................................      4
 ------------  ---
 Section 1.25  VAR ..................................................      4
 ------------  ---

ARTICLE II OWNERSHIP ................................................      4
--------------------
 Section 2.1   Ownership of NPT Business Marks ......................      4
 -----------   -------------------------------
 Section 2.2   Prior Grants .........................................      4
 -----------   ------------
 Section 2.3   ASSIGNMENT DISCLAIMER ................................      4
 -----------   ---------------------

ARTICLE III LICENSE .................................................      5
-------------------

 Section 3.1   License Grant ........................................       5
 -----------   -------------
 Section 3.2   License Restrictions .................................       5
 -----------   --------------------
 Section 3.3   Licensee Undertakings ................................       5
 -----------   ---------------------
 Section 3.4   Non-Trademark Use ....................................       6
 -----------   -----------------
 Section 3.5   Reservation of Rights ................................       6
 -----------   ---------------------
 Section 3.6   Third Party Licenses .................................       6
 -----------   --------------------

ARTICLE IV PERMITTED SUBLICENSES ....................................       7
-------------------------------
 Section 4.1   Sublicenses ..........................................       7
 -----------   -----------
 Section 4.2   Authorized Dealers' Use of Marks .....................       7
 -----------   --------------------------------
 Section 4.3   Enforcement of Agreements ............................       7
 -----------   -------------------------

ARTICLE V TRADEMARK USAGE GUIDELINES ................................       8
------------------------------------
 Section 5.1   Trademark Usage Guidelines ...........................       8
 -----------   --------------------------
 Section 5.2   Trademark Reviews ....................................       8
 -----------   -----------------

ARTICLE VI TRADEMARK USAGE GUIDELINE ENFORCEMENT ....................       8
------------   ---------------------------------
 Section 6.1   Initial Cure Period ..................................       8
 -----------   -------------------
 Section 6.2   Second Cure Period ...................................       8
 -----------   ------------------
 Section 6.3   Final Cure Period ....................................       9
 -----------   -----------------

ARTICLE VII QUALITY STANDARDS .......................................       9
-----------------------------
 Section 7.1   General ..............................................       9
 -----------   -------
 Section 7.2   Quality Standards ....................................       9
 -----------   -----------------
 Section 7.3   Quality Control Reviews ..............................       9
 -----------   -----------------------
 Section 7.4   Product Discontinuation ..............................       9
 -----------   -----------------------

ARTICLE VIII QUALITY STANDARD ENFORCEMENT ...........................      10
-----------------------------------------
 Section 8.1   Initial Cure Period ..................................      10
 -----------   -------------------
 Section 8.2   Second Cure Period ...................................      10
 -----------   ------------------
 Section 8.3   Final Cure Period ....................................      10
 -----------   -----------------

ARTICLE IX PROTECTION OF LICENSED MARKS .............................      10
---------------------------------------
 Section 9.1   Ownership and Rights .................................      10
 -----------   --------------------
 Section 9.2   Protection of Marks ..................................      11
 -----------   -------------------
 Section 9.3   Similar Marks ........................................      11
 -----------   -------------
 Section 9.4   Infringement Proceedings .............................      11
 -----------   ------------------------

ARTICLE X TERMINATION ...............................................      12
-----------------------------

 Section 10.1  Term ...................................................    12
 ------------  ----
 Section 10.2  Voluntary Termination ..................................    12
 ------------  ---------------------
 Section 10.3  Survival ...............................................    12
 ------------  --------
 Section 10.4  Other Termination ......................................    12
 ------------  -----------------

ARTICLE XI DISPUTE RESOLUTION .........................................    12
-----------------------------

ARTICLE XII LIMITATION OF LIABILITY ...................................    13
-----------------------------------

ARTICLE XIII MISCELLANEOUS PROVISIONS .................................    13
-------------------------------------
 Section 13.1  Disclaimer .............................................    13
 ------------  ----------
 Section 13.2  No Implied Licenses ....................................    13
 ------------  -------------------
 Section 13.3  Infringement Suits .....................................    14
 ------------  ------------------
 Section 13.4  No Other Obligations ...................................    14
 ------------  --------------------
 Section 13.5  Entire Agreement .......................................    14
 ------------  ----------------
 Section 13.6  Governing Law ..........................................    14
 ------------  -------------
 Section 13.7  Descriptive Headings ...................................    14
 ------------  --------------------
 Section 13.8  Notices ................................................    14
 ------------  -------
 Section 13.9  Binding Effect; Assignment .............................    16
 ------------  --------------------------
 Section 13.10 Severability ...........................................    16
 ------------- ------------
 Section 13.11 Failure or Indulgence Not Waiver; Remedies Cumulative ..    16
 ------------- -----------------------------------------------------
 Section 13.12 Amendment ..............................................    16
 ------------- ---------
 Section 13.13 Counterparts ...........................................    16
 ------------- ------------
 Section 13.14 Authority ..............................................    16
 ------------- ---------

                MASTER TRADEMARK OWNERSHIP AND LICENSE AGREEMENT

         This Master Trademark Ownership and License Agreement (the "Agreement") is entered into as of _______ __, 2002 (the "Effective Date"), by and among Schlumberger Technologies, Inc., a Delaware corporation ("STI"), Schlumberger Technology Corporation, a Texas corporation ("STC"), Schlumberger BV, a company organized and existing under the laws of the Netherlands ("SBV" and, together with STI and STC, "Schlumberger"), and NPTest, Inc., a Delaware corporation ("NPT").

                                    RECITALS

         WHEREAS, STI and SBV collectively own all of the currently issued and outstanding common stock of NPT;

         WHEREAS, NPT is engaged in certain aspects of the automated test equipment business and related businesses as defined in the Master Separation and Sale Agreement (collectively, the "NPT Business");

         WHEREAS, the Board of Directors of each of STI, SBV and NPT has determined that it would be appropriate and desirable for the Schlumberger Group (as defined below) to contribute and transfer to NPT, and for NPT to receive and assume, directly or indirectly, certain assets and liabilities currently held by the Schlumberger Group and associated with the NPT Business;

         WHEREAS, certain Prior Transfers, as defined in the Master Separation and Sale Agreement, have already occurred; and

         WHEREAS, as part of the foregoing, the parties wish to allocate ownership of the NPT Business Marks (as defined below) to NPT (and to confirm the allocation of ownership of NPT Business Marks to NPT which was accomplished in the Prior Transfers) and to set forth the terms of a license for the Licensed Marks (as defined below) to NPT.

         NOW, THEREFORE, in consideration of the mutual promises of the parties, and of good and valuable consideration, it is agreed by and between the parties as follows:

                                   ARTICLE I

                                  DEFINITIONS

         For the purpose of this Agreement the following capitalized terms are defined in this Article I and shall have the meaning specified herein:

         Section 1.1 Ancillary Agreements. "Ancillary Agreements" has the meaning set forth in the Master Separation and Sale Agreement.

         Section 1.2 Authorized Dealers. "Authorized Dealers" means any distributor, dealer, OEM customer, VAR customer, VAD customer, systems integrator or other agent that on or after the Separation Date is authorized to market, advertise, sell, lease, rent, service or otherwise offer NPT Business Products. NPT will provide Schlumberger a list of the then current Authorized Dealers within a reasonable period after Schlumberger's request.

         Section 1.3 Collateral Materials. "Collateral Materials" means all packaging, tags, labels, advertising, promotions, display fixtures, instructions, warranties and other materials of any and all types associated with the NPT Business Products that are marked with at least one of the Licensed Marks.

         Section 1.4 Corporate Identity Materials. "Corporate Identity Materials" means materials that are not products or product-related and that NPT may now or hereafter use to communicate its identity, including, by way of example and without limitation, business cards, letterhead, stationery, paper stock and other supplies, and signage on real property and buildings.

         Section 1.5 Licensed Marks. "Licensed Marks" means the Marks set forth in Exhibit A hereto.

         Section 1.6 Mark. "Mark" means any trademark, service mark, trade name, domain name, and the like, or other word, name, symbol or device, or any combination thereof, used or intended to be used by a Person to identify and distinguish the products or services of that Person from the products or services of others and to indicate the source of such goods or services, including without limitation all registrations and applications therefor throughout the world and all common law and other rights therein throughout the world.

         Section 1.7 Master Separation and Sale Agreement. "Master Separation and Sale Agreement" means that certain Master Separation and Sale Agreement by and among STI, STC, SBV and NPT.

         Section 1.8 NPT Business. "NPT Business" has the meaning set forth in the Recitals.

         Section 1.9 NPT Business Marks. "NPT Business Marks" means the schedule of Marks set forth in Exhibit B hereto, as it may be updated by the parties upon mutual agreement.

         Section 1.10 NPT Business Products. "NPT Business Products and Services" means any and all products of the NPT Business commercially released prior to the Separation Date and any and all services of the NPT Business offered prior to the Separation Date.

         Section 1.11 NPT Group. "NPT Group" has the meaning set forth in the Master Separation and Sale Agreement.

         Section 1.12 Person. "Person" has the meaning set forth in the Master Separation and Sale Agreement.

         Section 1.13 Prior Transfers. "Prior Transfers" has the meaning set forth in the Master Separation and Sale Agreement.

         Section 1.14 Quality Standards. "Quality Standards" means standards of quality applicable to the NPT Business Products, as in use immediately prior to the Separation Date, unless otherwise communicated in writing by Schlumberger from time to time.

         Section 1.15 Sale Date. "Sale Date" has the meaning set forth in the Master Separation and Sale Agreement.

         Section 1.16 Schlumberger Business. "Schlumberger Business" means the businesses of the Schlumberger Group as of the Separation Date, but specifically excluding the NPT Business.

         Section 1.17 Schlumberger Group. "Schlumberger Group" has the meaning set forth in the Master Separation and Sale Agreement.

         Section 1.18 Schlumberger Products. "Schlumberger Products" means any and all products and services of the businesses in which any member of the Schlumberger Group is now or hereafter engaged (including the business of making (but not having made) Third Party products for Third Parties when such member of the Schlumberger Group is acting as a contract manufacturer or foundry for such Third Parties).

         Section 1.19 Sell. To "Sell" a product means to sell, transfer, lease or otherwise dispose of a product. "Sale" and "Sold" have the corollary meanings ascribed thereto.

         Section 1.20 Separation Date. "Separation Date" has the meaning set forth in the Master Separation and Sale Agreement.

         Section 1.21 Subsidiary. "Subsidiary" of any Person has the meaning set forth in the Master Separation and Sale Agreement.

         Section 1.22 Third Party. "Third Party" means a Person other than any member of the NPT Group or the Schlumberger Group.

         Section 1.23 Trademark Usage Guidelines. "Trademark Usage Guidelines" means the guidelines for proper usage of the Licensed Marks, as in use immediately prior to the Separation Date and attached hereto as Exhibit __, as such guidelines may be revised and updated in writing by Schlumberger from time to time.

         Section 1.24 VAD. "VAD" means value-added dealer.

         Section 1.25 VAR. "VAR" means value-added reseller or value-added retailer.

                                   ARTICLE II

                                   OWNERSHIP

         Section 2.1 Ownership of NPT Business Marks. Subject to Sections 2.2 and 2.3 below, to the extent that any NPT Business Marks are registered in the name of the Schlumberger Group anywhere in the world, or to the extent that the Schlumberger Group otherwise has any ownership rights in and to the NPT Business Marks or any goodwill therein, Schlumberger hereby grants, conveys and assigns (and agrees to cause other members of the Schlumberger Group to grant, convey and assign) to NPT, by execution hereof (or, where appropriate or required, by execution of separate instruments of assignment), all its (and their) right, title and interest in and to the NPT Business Marks, including all goodwill of the NPT Business appurtenant thereto, to be held and enjoyed by NPT, its successors and assigns. Schlumberger further grants, conveys and assigns (and agrees to cause other members of the Schlumberger Group to grant, convey and assign) to NPT all its (and their) right, title and interest in and to any and all causes of action and rights of recovery for past infringement of the NPT Business Marks. Schlumberger hereby confirms the grant, conveyance and assignment which was made in the Prior Transfers of NPT Business Marks and causes of action and rights of recovery for past infringement of NPT Business Marks. Where necessary, Schlumberger will, without demanding any further consideration therefor, at the request and expense of NPT (except for the value of the time of the Schlumberger Group employees), provide (and to cause other members of the Schlumberger Group to provide) reasonable assistance in evidencing, maintaining, recording and perfecting NPT's rights to such NPT Business Marks consistent with its general business practice as of the Separation Date, including but not limited to execution and acknowledgement of (and causing other members of the Schlumberger Group to execute and acknowledge) assignments and other instruments in a form reasonably required by NPT or the relevant governmental or other authorities for each NPT Business Mark in all jurisdictions in which the Schlumberger Group owns rights thereto.

         Section 2.2 Prior Grants. NPT acknowledges and agrees that the foregoing assignment is subject to any and all licenses or other rights that may have been granted by the Schlumberger Group with respect to the NPT Business Marks prior to the Separation Date. Schlumberger shall respond to reasonable inquiries from NPT regarding any such prior grants.

         Section 2.3 ASSIGNMENT DISCLAIMER. NPT ACKNOWLEDGES AND AGREES THAT THE FOREGOING ASSIGNMENTS HAVE BEEN AND ARE MADE ON AN "AS-IS", "WHERE IS", QUITCLAIM BASIS AND THAT NEITHER SCHLUMBERGER NOR OTHER MEMBERS OF THE SCHLUMBERGER GROUP

HAVE MADE OR WILL MAKE ANY WARRANTY WHATSOEVER, EXPRESS, IMPLIED OR STATUTORY, INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF TITLE, ENFORCEABILITY OR NON-INFRINGEMENT.

                                  ARTICLE III

                                    LICENSE

         Section 3.1 License Grant. Schlumberger grants (and agrees to cause other members of the Schlumberger Group to grant) to NPT a personal, irrevocable, nonexclusive, worldwide, fully-paid, royalty-free and non-transferable (except as set forth in Section 13.9) license to use the Licensed Marks on the NPT Business Products and in connection with the Sale and offer for Sale of NPT Business Products (or, in the case of NPT Business Products in the form of software, in connection with licensing of NPT Business Products) and to use the Licensed Marks in the advertisement and promotion of such NPT Business Products.

         Section 3.2 License Restrictions. NPT may not make any use whatsoever, in whole or in part, of the Licensed Marks, or any other Mark owned by the Schlumberger Group, in connection with NPT's corporate, doing business as, or fictitious name, or on Corporate Identity Materials without the prior written consent of the Schlumberger Group, except as expressly set forth in this Section 3.2(a) or in Section 3.4 below. Notwithstanding the foregoing, NPT may use any Corporate Identity Materials for up to six (6) months after the Separation Date in connection with the conduct of the NPT Business, to the extent that, as of the Separation Date, they are in use, in inventory or on order.

                 (b) NPT may not use any Licensed Mark in direct association with another Mark such that the two Marks appear to be a single Mark or in any other composite manner with any Marks of NPT or any Third Party (other than the NPT Business Marks as permitted herein).

                 (c) In all respects, NPT's usage of the Licensed Marks pursuant to the license granted hereunder shall be in a manner consistent with the high standards, quality, reputation and prestige represented by the Licensed Marks, and any usage by NPT that is inconsistent with the foregoing shall be deemed to be outside the scope of the license granted hereunder. As a condition to the license granted hereunder, NPT shall at all times present, position and promote the NPT Business Products marked (or marketed) with one or more of the Licensed Marks in a manner consistent with the high standards, quality and prestige represented by the Licensed Marks.

         Section 3.3 Licensee Undertakings. As a condition to the licenses granted hereunder, NPT undertakes to the Schlumberger Group that:

          (a) NPT shall not use the Licensed Marks (or any other Mark of the Schlumberger Group) in any manner which is deceptive or misleading, which ridicules or is derogatory to the Licensed Marks, or which compromises or reflects unfavorably upon the goodwill, good name, reputation or image of the Schlumberger Group or the Licensed Marks, or which might jeopardize or limit the Schlumberger Group's proprietary interest therein.

          (b) NPT shall not use the Licensed Marks in connection with any products or services other than the NPT Business Products.

          (c) NPT shall not (i) misrepresent to any Person the scope of its authority under this Agreement, (ii) incur or authorize any expenses or liabilities chargeable to the Schlumberger Group, or (iii) take any actions that would impose upon the Schlumberger Group any obligation or liability to a Third Party other than obligations under this Agreement, or other obligations which the Schlumberger Group expressly approves in writing for NPT to incur on its behalf.

          (d) All press releases and corporate advertising and promotions that embody the Licensed Marks and messages conveyed thereby shall be consistent with the high standards and prestige represented by the Licensed Marks.

     Section 3.4 Non-Trademark Use. Each party may make appropriate and truthful references to the other party and the other party's products and technology.

     Section 3.5 Reservation of Rights. Except as otherwise expressly provided in this Agreement, the Schlumberger Group shall retain all rights in and to the Licensed Marks, including without limitation:

          (a)     All rights of ownership in and to the Licensed Marks;

          (b) The right to use the Licensed Marks, either alone or in combination with other Marks, in connection with the marketing, offer or provision of any product or service, including any product or service which competes with NPT Business Products; and

          (c)     The right to license Third Parties to use the Licensed Marks.

     Section 3.6 Third Party Licenses. Schlumberger agrees that they and other members of the Schlumberger Group will not license or transfer the Licensed Marks to Third Parties (other than to and among members of the Schlumberger Group or Joint Ventures (as defined below) of the Schlumberger Group) for use in connection with products or services which compete with NPT Business Products that are listed on a mutually agreed NPT corporate price list as of the Distribution Date until two (2) years after the Separation Date. Such restriction shall be binding on any successors and assigns of the Licensed Marks. As used in this Section 3.6, "Joint Venture" means a corporation or other organization whether incorporated or unincorporated of which at least fifty percent (50%) of the securities or interests having by the terms thereof ordinary voting power to elect at least a majority of the board of directors or others performing similar functions with respect to such corporation or other organization is directly or indirectly owned or controlled by the Schlumberger Group.

                                   ARTICLE IV

                              PERMITTED SUBLICENSES

     Section 4.1 Sublicenses. Subject to the terms and conditions of this Agreement, including all applicable Quality Standards and Trademark Usage Guidelines and other restrictions in this Agreement, NPT may grant sublicenses to its Subsidiaries to use the Licensed Marks in accordance with the license grant in Section 3.1 above; provided, that (i) NPT enters into a written sublicense agreement with each such Subsidiary sublicensee, and (ii) such agreement does not include the right to grant further sublicenses other than, in the case of a sublicensed Subsidiary of NPT, to another Subsidiary of NPT. NPT shall provide copies of such written sublicense agreements to the Schlumberger Group upon request. If NPT grants any sublicense rights pursuant to this Section 4.1(a) and any such sublicensed Subsidiary ceases to be a Subsidiary, then the sublicense granted to such Subsidiary pursuant to this Section 4.1(a) shall terminate 180 days from the date of such cessation.

     Section 4.2 Authorized Dealers' Use of Marks. Subject to the terms and conditions of this Agreement, including all applicable Quality Standards and Trademark Usage Guidelines and other restrictions in this Agreement, NPT (and those Subsidiaries sublicensed to use the Licensed Marks pursuant to Section 4.1) may allow Authorized Dealers to, and may allow such Authorized Dealers to allow other Authorized Dealers to, use the Licensed Marks in the advertisement and promotion of NPT Business Products Sold by such Authorized Dealers.

     Section 4.3 Enforcement of Agreements. NPT shall take all appropriate measures at NPT's expense promptly and diligently to enforce the terms of any sublicense agreement or other agreement with any Subsidiary or Authorized Dealer, or of any existing agreement with any Authorized Dealer, and shall restrain any such Subsidiary or Authorized Dealer from violating such terms, including without limitation (i) monitoring the Subsidiaries' and Authorized Dealers' compliance with the relevant Trademark Usage Guidelines and Quality Standards and causing any noncomplying Subsidiary or Authorized Dealer promptly to remedy any failure, (ii) terminating such agreement and/or (iii) commencing legal action, in each case, using a standard of care consistent with the Schlumberger Group's practices as of the Separation Date. In the event that the Schlumberger Group determines that NPT has failed promptly and diligently to enforce the terms of any such agreement using such standard of care, the Schlumberger Group reserves the right to enforce such terms, and NPT shall reimburse the Schlumberger Group for its fully allocated direct costs and expenses incurred in enforcing such agreement (including legal fees), plus all out-of-pocket costs and expenses, plus five percent (5%).

                                   ARTICLE V

                           TRADEMARK USAGE GUIDELINES

     Section 5.1 Trademark Usage Guidelines. NPT and its Subsidiaries and Authorized Dealers shall use the Licensed Marks only in a manner that is consistent with the Trademark Usage Guidelines.

     Section 5.2 Trademark Reviews. At the Schlumberger Group's request, NPT agrees to furnish or make available for inspection to the Schlumberger Group samples of all NPT Business Products and Collateral Materials of NPT, its Subsidiaries and Authorized Dealers that are marked with one or more of the Licensed Marks (to the extent that NPT has the right to obtain such samples). If NPT is notified or determines that it or any of its Subsidiaries or Authorized Dealers is not complying with any Trademark Usage Guidelines, it shall notify the Schlumberger Group and the provisions of Article VI and Section 4.3 shall apply to such noncompliance.

                                   ARTICLE VI

                      TRADEMARK USAGE GUIDELINE ENFORCEMENT

     Section 6.1 Initial Cure Period. If the Schlumberger Group becomes aware that NPT or any Subsidiary or Authorized Dealer is not complying with any Trademark Usage Guidelines, the Schlumberger Group shall notify NPT in writing, setting forth in reasonable detail a written description of the noncompliance and any requested action for curing such noncompliance. NPT shall then have sixty (60) days with regard to noncompliance by Authorized Dealers and thirty
(30) days with regard to noncompliance by NPT or any Subsidiary after receipt of such notice ("Guideline Initial Cure Period") to correct such noncompliance or submit to the Schlumberger Group a written plan to correct such noncompliance which written plan is reasonably acceptable to the Schlumberger Group.

     Section 6.2 Second Cure Period. If noncompliance with the Trademark Usage Guidelines continues beyond the Guideline Initial Cure Period, NPT and the Schlumberger Group shall each promptly appoint a representative to negotiate in good faith actions that may be necessary to correct such noncompliance. The parties shall have thirty (30) days following the expiration of the Guideline Initial Cure Period to agree on corrective actions, and NPT shall have thirty
(30) days from the date of an agreement of corrective actions to implement such corrective actions and cure or cause the cure of such noncompliance ("Second Guideline Cure Period").

     Section 6.3 Final Cure Period. If the noncompliance with the Trademark Usage Guidelines remains uncured after the expiration of the Second Guideline Cure Period, then at the Schlumberger Group's election, NPT, or the noncomplying Subsidiary or Authorized Dealer, whichever is applicable, promptly shall cease using the noncomplying Collateral Materials until the Schlumberger Group determines that NPT, or the noncomplying Subsidiary or Authorized Dealer, whichever is applicable, has demonstrated its ability and commitment to comply with the Trademark Usage Guidelines. Nothing in this Article VI shall be deemed to limit NPT's obligations under Section 4.3 above or to preclude the Schlumberger Group from exercising any rights or remedies under Section 4.3 above.

                                   ARTICLE VII

                                QUALITY STANDARDS

     Section 7.1 General. NPT acknowledges that the NPT Business Products permitted by this Agreement to be marked (or marketed) with one or more of the Licensed Marks must continue to be of sufficiently high quality as to provide protection of the Licensed Marks and the goodwill they symbolize, and NPT further acknowledges that the maintenance of the high quality standards associated with such products is of the essence of this Agreement.

     Section 7.2 Quality Standards. NPT and its Authorized Dealers and Subsidiaries shall use the Licensed Marks only on and in connection with NPT Business Products that meet or exceed in all respects the Quality Standards.

     Section 7.3 Quality Control Reviews. At the Schlumberger Group's request, NPT agrees to furnish or make available to the Schlumberger Group for inspection sample NPT Business Products marked with one or more of the Licensed Marks. The Schlumberger Group may also independently conduct customer satisfaction surveys to determine if NPT and its Subsidiaries and Authorized Dealers are meeting the Quality Standards. NPT shall cooperate with the Schlumberger Group fully in the distribution of such surveys. In the event of a challenge by the Schlumberger Group, the Schlumberger Group shall, at the request of NPT, provide NPT with copies of customer surveys used by the Schlumberger Group to determine if NPT is meeting the Quality Standards. If NPT is notified or determines that it or any of its Subsidiaries or Authorized Dealers is not complying with any Quality Standards, it shall notify the Schlumberger Group and the provisions of Article VIII and Section 4.3 shall apply to such noncompliance.

     Section 7.4 Product Discontinuation. If, at any time during or after the term of this Agreement, NPT discontinues the sale of a NPT Business Product that has been marked with one or more of the Licensed Marks, NPT shall substantially comply with the discontinuation procedure used by the Schlumberger Group for such or similar products immediately prior to Separation Date.

                                  ARTICLE VIII

                          QUALITY STANDARD ENFORCEMENT

         Section 8.1 Initial Cure Period. If the Schlumberger Group becomes aware that NPT or any Subsidiary or Authorized Dealer sublicensee is not complying with any Quality Standards, the Schlumberger Group shall notify NPT in writing, setting forth in reasonable detail a written description of the noncompliance and any requested action for curing such noncompliance. NPT shall then have thirty (30) days after receipt of such notice ("Initial Cure Period") to correct such noncompliance or submit to the Schlumberger Group a written plan to correct such noncompliance which written plan is reasonably acceptable to the Schlumberger Group.

         Section 8.2 Second Cure Period. If noncompliance with the Quality Standards continues beyond the Initial Cure Period, NPT and the Schlumberger Group shall each promptly appoint a representative to negotiate in good faith actions that may be necessary to correct such noncompliance. The parties shall have thirty (30) days following the expiration of the Initial Cure Period to agree on corrective actions, and NPT shall have thirty (30) days from the date of an agreement of corrective actions to implement such corrective actions and cure or cause the cure of such noncompliance ("Second Cure Period").

         Section 8.3 Final Cure Period. If the noncompliance with the Quality Standards remains uncured after the expiration of the Second Cure Period, then at the Schlumberger Group's election, NPT, or the noncomplying Subsidiary or Authorized Dealer, whichever is applicable, promptly shall cease offering the noncomplying NPT Business Products under the Licensed Marks until the Schlumberger Group determines that NPT, or the noncomplying Subsidiary or Authorized Dealer, whichever is applicable, has demonstrated its ability and commitment to comply with the Quality Standards. Nothing in this Article VIII shall be deemed to limit NPT's obligations under Section 4.3 above or to preclude the Schlumberger Group from exercising any rights or remedies under
Section 4.3 above.

                                   ARTICLE IX

                          PROTECTION OF LICENSED MARKS

         Section 9.1 Ownership and Rights. NPT agrees not to challenge the ownership or validity of the Licensed Marks. NPT shall not disparage, dilute or take any action to adversely affect the validity of the Licensed Marks. NPT's use of the Licensed Marks shall inure exclusively to the benefit of the Schlumberger Group, and NPT shall not acquire or assert any rights therein. NPT recognizes the value of the goodwill associated with the Licensed Marks, and that the Licensed Marks may have acquired secondary meaning in the minds of the public.

         Section 9.2 Protection of Marks. NPT shall assist the Schlumberger Group, at the Schlumberger Group's request and expense, in the procurement and maintenance of the Schlumberger Group's intellectual property rights in the Licensed Marks. NPT will not grant or attempt to grant a security interest in the Licensed Marks, or to record any such security interest in the United States Patent and Trademark Office or elsewhere, against any trademark application or registration belonging to the Schlumberger Group. NPT agrees to, and to cause its Subsidiaries to, execute all documents reasonably requested by the Schlumberger Group to effect further registration of, maintenance and renewal of the Licensed Marks, recordation of the license relationship between the Schlumberger Group and NPT, and recordation of NPT as a registered user. The Schlumberger Group makes no warranty or representation that trademark registrations have been or will be applied for, secured or maintained in the Licensed Marks throughout, or anywhere within, the world. NPT shall cause to appear on all NPT Business Products, and all Collateral Materials, such legends, markings and notices as may be required by applicable law or reasonably requested by the Schlumberger Group.

         Section 9.3 Similar Marks. Other than the mark ASAP (whose usage is the subject of a separate, prior agreement between the parties), NPT agrees not to use or register in any country any Mark that infringes the Schlumberger Group's rights in the Licensed Marks, or any element thereof. If any application for registration is, or has been, filed in any country by NPT which relates to any Mark that infringes the Schlumberger Group's rights in the Licensed Marks, NPT shall immediately abandon any such application or registration or assign it to the Schlumberger Group. To the extent not contrary to applicable law, NPT shall not challenge the Schlumberger Group's ownership of or the validity of the Licensed Marks or any application for registration thereof throughout the world. NPT shall not use or register in any country any copyright, domain name, telephone number or any other intellectual property right, whether recognized currently or in the future, or other designation which would affect the ownership or rights of the Schlumberger Group in and to the Licensed Marks, or otherwise to take any action which would adversely affect any of such ownership rights, or assist anyone else in doing so. NPT shall cause its Subsidiaries and Authorized Dealers to comply with the provisions of this Section 9.3.

         Section 9.4 Infringement Proceedings. In the event that the NPT General Counsel learns of any infringement or threatened infringement of the Licensed Marks, or any unfair competition, passing-off or dilution with respect to the Licensed Marks, NPT shall notify the Schlumberger Group or its authorized representative giving particulars thereof, and NPT shall provide necessary information and assistance to the Schlumberger Group or its authorized representatives at the Schlumberger Group's expense in the event that the Schlumberger Group decides that proceedings should be commenced. Notwithstanding the foregoing, NPT is not obligated to monitor or police use of the Licensed Marks by Third Parties other than as specifically set forth in Section 4.3. The Schlumberger Group shall have exclusive control of any litigation, opposition, cancellation or related legal proceedings, relating to the use of the licensed trademarks by third parties. The decision whether to bring, maintain or settle any such proceedings shall be at the exclusive option and expense of the Schlumberger Group, and all recoveries shall belong exclusively to the Schlumberger Group. NPT shall not and shall have no right to initiate any such litigation, opposition, cancellation or related legal proceedings in its own name, but, at the Schlumberger Group's request, agrees to be joined as a party in any action taken by the Schlumberger Group to enforce its rights in the Licensed Marks. The Schlumberger Group shall incur no liability to NPT or any other Person under any legal theory by reason of the Schlumberger Group's failure or refusal to prosecute or by the Schlumberger Group's refusal to permit NPT to prosecute, any alleged infringement by Third Parties, nor by reason of any settlement to which the Schlumberger Group may agree.

                                    ARTICLE X

                                   TERMINATION

         Section 10.1 Term. The licenses and rights granted to NPT in Article III by Schlumberger (or other members of the Schlumberger Group) shall remain in effect for a period of two (2) years from the Effective Date unless earlier terminated as provided below.

         Section 10.2 Voluntary Termination. By written notice to Schlumberger, NPT may voluntarily terminate all or a specified portion of the licenses and rights granted to it hereunder by Schlumberger (or other members of the Schlumberger Group). Such notice shall specify the effective date of such termination and shall clearly specify any affected Licensed Marks, NPT Business Products or services.

         Section 10.3 Survival. Any termination of licenses and rights of NPT under Section 10.2 shall not affect NPT's licenses and rights with respect to any NPT Business Products made or sold prior to such termination.

         Section 10.4 Other Termination. Schlumberger acknowledges and agrees that its rights to terminate the licenses granted to NPT hereunder are solely as set forth in Section 4.3 and Articles VI and VIII.

                                   ARTICLE XI

                               DISPUTE RESOLUTION

         Excepting disputes arising under Articles VI or VIII, which shall be governed by the provisions set forth therein, the terms of the provisions entitled "Dispute Resolution" in the Master Separation and Sale Agreement shall apply to any claims or controversies or disputes arising hereunder among the parties to this Agreement.

                                   ARTICLE XII

                             LIMITATION OF LIABILITY

         The terms of the provisions entitled "Limitation of Liability" in the Master Separation and Sales Agreement shall apply to any liabilities or damages incurred by the parties by reason of any breach of this Agreement or the activities of the parties hereunder.

                                  ARTICLE XIII

                            MISCELLANEOUS PROVISIONS

         Section 13.1 Disclaimer. EACH PARTY ACKNOWLEDGES AND AGREES THAT ALL LICENSED MARKS AND ANY OTHER INFORMATION OR MATERIALS LICENSED OR PROVIDED HEREUNDER OR IN CONNECTION WITH THE PRIOR TRANSFERS ARE LICENSED OR PROVIDED ON AN "AS IS" BASIS AND THAT NEITHER PARTY (NOR ANY OTHER MEMBER OF THE SCHLUMBERGER GROUP AND THE NPT GROUP) MAKE ANY REPRESENTATIONS OR EXTENDS ANY WARRANTIES WHATSOEVER, EXPRESS, IMPLIED OR STATUTORY, WITH RESPECT THERETO INCLUDING WITHOUT LIMITATION ANY WARRANTIES CONCERNING THE QUALITY OR ENFORCEABILITY OF ANY RIGHTS TO THE LICENSED MARKS OR OTHER INFORMATION OR MATERIALS LICENSED OR PROVIDED HEREUNDER, AND ANY IMPLIED WARRANTIES OF TITLE, ENFORCEABILITY OR NON-INFRINGEMENT. NPT ACKNOWLEDGES THAT IT IS SOLELY RESPONSIBLE FOR ANY RESULTS OBTAINED FROM THE USE OF THE LICENSED MARKS OR INFORMATION AND NPT HEREBY IRREVOCABLY WAIVES ANY CLAIMS IT MAY HAVE OR LATER MAY HAVE AGAINST THE SCHLUMBERGER GROUP IN CONNECTION WITH SUCH USE.

         Without limiting the generality of the foregoing, Schlumberger (and Schlumberger Group) makes no warranty or representation as to the validity of any Mark licensed by it to NPT or any warranty or representation that any use of any Mark with respect to any product or service will be free from infringement of any rights of any Third Party.

         Section 13.2 No Implied Licenses. Nothing contained in this Agreement shall be construed as conferring any rights by implication, estoppel or otherwise, under any intellectual property right, other than the rights expressly granted in this Agreement with respect to the Licensed Marks. Neither party is required hereunder to furnish or disclose to the other any information (including copies of registrations of the Marks), except as specifically provided herein.

         Section 13.3 Infringement Suits. Except as set forth in Section 4.3,
(i) neither party shall have any obligation hereunder to institute any action or suit against Third Parties for infringement of any of the Licensed Marks or to defend any action or suit brought by a Third Party which challenges or concerns the validity of any of the Licensed Marks and (ii) NPT shall not have any right to institute any action or suit against Third Parties for infringement of any of the Licensed Marks.

         Section 13.4 No Other Obligations. NEITHER PARTY ASSUMES ANY RESPONSIBILITIES OR OBLIGATIONS WHATSOEVER, OTHER THAN THE RESPONSIBILITIES AND OBLIGATIONS EXPRESSLY SET FORTH IN THIS AGREEMENT OR A SEPARATE WRITTEN AGREEMENT BETWEEN THE PARTIES. Without limiting the generality of the foregoing, neither party (nor any other member of the Schlumberger Group and the NPT Group) is obligated to (i) file any application for registration of any Mark, or to secure any rights in any Marks, (ii) to maintain any Mark registration, or (iii) provide any assistance, except for the obligations expressly assumed in this Agreement.

         Section 13.5 Entire Agreement. This Agreement, the Ancillary Agreements and the Exhibits and Schedules referenced or attached hereto and thereto, and the agreements and documents executed and delivered in connection with the Prior Transfers, constitute the entire agreement between the parties with respect to the subject matter hereof and thereof and shall supersede all prior written and oral and all contemporaneous oral agreements and understandings with respect to the subject matter hereof and thereof.

         Section 13.6 Governing Law. This Agreement shall be construed in accordance with and all Disputes hereunder shall be governed by the laws of the State of Delaware, excluding its conflict of law rules and the United Nations Convention on Contracts for the International Sale of Goods.

         Section 13.7 Descriptive Headings. The headings contained in this Agreement, in any Exhibit or Schedule hereto and in the table of contents to this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Any capitalized term used in any Exhibit or Schedule but not otherwise defined therein, shall have the meaning assigned to such term in this Agreement. When a reference is made in this Agreement to an Article or a Section, Exhibit or Schedule, such reference shall be to an Article or Section of, or an Exhibit or Schedule to, this Agreement unless otherwise indicated.

         Section 13.8 Notices. Notices, offers, requests or other communications required or permitted to be given by either party pursuant to the terms of this Agreement shall be given in writing to the respective parties to the following addresses:

              if to STI:

                      Schlumberger Technologies, Inc.

                          [To Come]
                          Attention:   [__________]
                          Telephone:   [__________]
                          Facsimile:   [__________]

                  if to SBV:

                          Schlumberger BV
                          [To Come]
                          Attention:   [__________]
                          Telephone:   [__________]
                          Facsimile:   [__________]

                  if to STC:

                          Schlumberger Technology Corp.
                          [To Come]
                          Attention:   [__________]
                          Telephone:   [__________]
                          Facsimile:   [__________]




                  if to NPT:

                          NPTest, Inc.
                          [To Come]
                          Attention:   General Counsel
                          Telephone:   [__________]
                          Facsimile:   [__________]

or to such other address as the party to whom notice is given may have previously furnished to the other in writing as provided herein. Any notice involving non-performance, termination, or renewal shall be sent by hand delivery, recognized overnight courier or, within the United States, may also be sent via certified mail, return receipt requested. All other notices may also be sent by fax, confirmed by first class mail. All notices shall be deemed to have been given and received on the earlier of actual delivery or three days from the date of postmark.

         Section 13.9 Binding Effect; Assignment. No party may, directly or indirectly, in whole or in part, whether by operation of law or otherwise, assign or transfer this Agreement, without the other parties' prior written consent, and any attempted assignment, transfer or delegation without such prior written consent shall be voidable at the sole option of such other parties. Notwithstanding the foregoing, each party (or its permitted successive assignees or transferees hereunder) may assign or transfer this Agreement as a whole without consent to an entity that succeeds to all or substantially all of the business or assets of such party. Without limiting the foregoing, this Agreement will be binding upon and inure to the benefit of the parties and their permitted successors and assigns.

         Section 13.10 Severability. If any term or other provision of this Agreement or the Exhibits or Schedules attached hereto is determined by a court, administrative agency or arbitrator to be invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to either party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the fullest extent possible.

         Section 13.11 Failure or Indulgence Not Waiver; Remedies Cumulative. No failure or delay on the part of either party hereto in the exercise of any right hereunder shall impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty or agreement herein, nor shall any single or partial exercise of any such right preclude other or further exercise thereof or of any other right. All rights and remedies existing under this Agreement or the Exhibits or Schedules attached hereto are cumulative to, and not exclusive of, any rights or remedies otherwise available.

         Section 13.12 Amendment. No change or amendment will be made to this Agreement or the Exhibits or Schedules attached hereto except by an instrument in writing signed on behalf of each of the parties to such agreement.

         Section 13.13 Counterparts. This Agreement, including the Ancillary Agreement and the Exhibits and Schedules hereto and thereto and the other documents referred to herein or therein, may be executed in counterparts, each of which shall be deemed to be an original but all of which shall constitute one and the same agreement.

         Section 13.14 Authority. Each of the parties hereto represents to the other that (a) it has the corporate or other requisite power and authority to execute, deliver and perform this Agreement, (b) the execution, delivery and performance of this Agreement by it have been duly authorized by all necessary corporate or other actions, (c) it has duly and validly executed and delivered this Agreement, and (d) this Agreement is a legal, valid and binding obligation, enforceable against it in accordance with its terms subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and general equity principles.

         IN WITNESS WHEREOF, each of the parties has caused this Master Trademark Ownership and License Agreement to be executed on its behalf by its officers thereunto duly authorized on the day and year first above written.

Schlumberger Technologies, Inc.                 NPTest, Inc.


By: _____________________________________       By: ____________________________
Name:                                           Name:
Title:                                          Title:


Schlumberger BV


By: _____________________________________
Name:
Title:


Schlumberger Technology Corporation


By: _____________________________________
Name:
Title:



    _____________________________________




    _____________________________________

                                    EXHIBIT A
               TO MASTER TRADEMARK OWNERSHIP AND LICENSE AGREEMENT


LICENSED MARKS

Schlumberger

Schlumberger Logo

                                    EXHIBIT B
               TO MASTER TRADEMARK OWNERSHIP AND LICENSE AGREEMENT


                        [Schedule of NPT Business Marks]